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                                                                EXHIBIT 10.3

 ______________________________________________________________________________


                         SECOND SUPPLEMENTAL INDENTURE

                          Dated as of October 8, 1997

           (Supplemental to Indenture dated as of November 30, 1995)


 ______________________________________________________________________________


                        COINMACH CORPORATION, as Issuer

                                       TO

                      STATE STREET BANK AND TRUST COMPANY,
              (successor in interest to Shawmut Bank Connecticut,
                       National Association), as Trustee


 ______________________________________________________________________________


                         11 3/4% SENIOR NOTES DUE 2005

                                      and

                     SERIES B 11 3/4% SENIOR NOTES DUE 2005


 ______________________________________________________________________________

                                                                 Page 139 of 163
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          SECOND SUPPLEMENTAL INDENTURE, dated as of the 8th day of October,
1997 made by and between COINMACH CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Company"), and STATE STREET BANK AND TRUST COMPANY (successor in interest to Shawmut Bank Connecticut, National Association), as Trustee (the "Trustee").

          WHEREAS, the Company executed and delivered to the Trustee an Indenture, dated as of November 30, 1995, as supplemented by a First Supplemental Indenture thereto dated as of December 11, 1995 (collectively, the "Original Indenture") providing for the issuance of its 11 3/4% Senior Notes due 2005 (the "Initial Notes") and its Series B 11 3/4% Senior Notes due 2005 (the "Exchange Notes", and together with the Initial Notes, the "Notes"); and

          WHEREAS, Section 9.02 of the Original Indenture provides, among other things, that the Company, when authorized by a resolution of its Board of Directors and the Trustee, may amend or supplement the Original Indenture provided that such amendment or supplement has been approved by the Holder or Holders (as defined in the Original Indenture) of at least a majority in aggregate principal amount of the outstanding Notes in accordance with Section
9.02 of the Original Indenture; and

          WHEREAS, Section 9.06 of the Original Indenture provides that the Trustee shall execute any amendment, supplement or waiver to the Original Indenture authorized pursuant to Article Nine of the Original Indenture; and

          WHEREAS, all requirements of law and of the certificate of incorporation and by-laws of the Company, including all requisite action on the part of its directors and officers relating to the execution of this Second Supplemental Indenture have been complied with and observed, all approvals of Holders of Notes issued and outstanding under the Original Indenture required pursuant to Section 9.02 of the Original Indenture in connection with this Second Supplemental Indenture have been obtained and all things necessary to make this Second Supplemental Indenture a valid and legally binding instrument in accordance with its terms have happened, been done and been performed;

          NOW THEREFORE, the Company and the Trustee hereby agree as follows:

                                   ARTICLE 1.

                                 MISCELLANEOUS

          1. Section 4.12 of the Original Indenture is hereby amended in its entirety to read as follows:

                    "The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume, guarantee, acquire, become liable, contingently or otherwise, with respect to, or otherwise become responsible for payment of (collectively, "incur")

                                     - 2 -
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                    any Indebtedness (other than Permitted Indebtedness);
                    provided, however, that (i) during the period of time
                    --------  -------
                    commencing on the date of the Second Supplemental Indenture through and including the date which is the second anniversary thereof (the "Special Window Period"), if no Default or Event of Default shall have occurred and be continuing at the time of or as a consequence of the incurrence of any such Indebtedness, the Company and its Restricted Subsidiaries may incur Indebtedness (including, without limitation, Acquired Indebtedness) if on the date of the incurrence of such Indebtedness, after giving effect to the incurrence thereof, the Consolidated Fixed Charge Coverage Ratio of the Company is greater than 2.10 to 1.00 and (ii) during any period of time other than the Special Window Period if no Default or Event of Default shall have occurred and be continuing at the time of or as a consequence of the occurrence of any such Indebtedness, the Company and its Restricted Subsidiaries may incur Indebtedness (including, without limitation, Acquired Indebtedness) if on the date of the incurrence of such Indebtedness, after giving effect to the incurrence thereof, the Consolidated Fixed Charge Coverage Ratio of the Company is greater than 2.25 to 1.00."

          2. All provisions of this Second Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Original Indenture; and the Original Indenture, as supplemented by this Second Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

          3. The Trustee accepts the trusts created by the Original Indenture, as supplemented by this Second Supplemental Indenture, and agrees to perform the same upon the terms and conditions in the Original Indenture, as supplemented by this Second Supplemental Indenture. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Second Supplemental Indenture, except for the Trustee's certificate of authentication, or the due execution hereof by the Company, or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

          4. All capitalized terms used and not defined herein shall have the respective meanings assigned to them in the Original Indenture.

          5. This Second Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                                     - 3 -
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          IN WITNESS WHEREOF, the parties hereto have caused this Second
Supplemental Indenture to be duly executed, as of the date first above written.

                                    COINMACH CORPORATION


                                         /s/ Robert M. Doyle
                                    By:  ___________________________________
                                         Name: Robert M. Doyle
                                         Title: SVP



                                    STATE STREET BANK AND TRUST COMPANY,
                                         as Trustee


                                         /s/ Philip G. Kane, Jr.
                                    By:  ___________________________________
                                         Name: PHILIP G. KANE, JR.
                                         Title: VICE PRESIDENT